SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   December 28, 2007

TARA GOLD RESOURCES CORP.

(Name of Small Business Issuer in its charter)

            Nevada

         0-27715

     88-0441332

     (State of incorporation)

(Commission File No.)

  (IRS Employer

Identification No.)

2162 Acorn Court

Wheaton, IL 60187

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (630)-462-2079

N/A

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act

      (17 CFR 240.13e-4(c))

Item 8.01

Other Events

The Company’s Special Meeting of Shareholders, originally scheduled to be held December 28, 2007, has been adjourned to February 22, 2008.  The meeting will be held at Doubletree Guest Suites and Conference Center, 2111 Butterfield Rd., Downers Grove, Illinois 60515, at 9:30 A.M.

All shareholders which have not yet voted should sign, date and return their proxies as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 7, 2008

TARA GOLD RESOURCES CORP.

                                                                                                                    By:   /s/ Francis Richard Biscan, Jr.

Francis Richard Biscan, Jr., President